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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Playtex Products, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 16, 2003

TO OUR STOCKHOLDERS:

        On behalf of our Board of Directors and management of Playtex Products, Inc., I cordially invite you to the Annual Meeting of Stockholders to be held on Thursday, May 15, 2003, at 9:30 a.m. at our Headquarters at 300 Nyala Farms Road, Westport, Connecticut.

        At the Annual Meeting, you will be asked to elect our Board of Directors, ratify the selection of our independent auditors and approve amendments to and restatement of the Playtex 1994 Stock Option Plan for Directors and Executive and Key Employees, all of which is fully described in the accompanying Notice of Annual Meeting and Proxy Statement. Your Board of Directors recommends a vote "FOR" the proposals listed as items 1 through 3 in the Notice and described in the enclosed Proxy Statement.

        Whether or not you plan to attend in person, it is important that your stock be represented at the meeting regardless of the number of shares you hold. After reading the enclosed Notice and Proxy Statement, please sign, date and mail the proxy card or voting instructions in the envelope provided. If you wish to vote in accordance with our Board's recommendations, all you need do is sign and date the card. If you plan to attend the meeting and wish to vote in person, you may revoke your proxy at that time.

        If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee which holds the shares to provide you with evidence of your share ownership, which will enable you to gain admission to the meeting.

                      Sincerely,

                      Michael R. Gallagher
                      Chief Executive Officer and Director

PLAYTEX PRODUCTS, INC.
300 NYALA FARMS ROAD
WESTPORT, CONNECTICUT 06880

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 15, 2003

        The Annual Meeting of Stockholders of Playtex Products, Inc. will be held at our Headquarters at 300 Nyala Farms Road, Westport, Connecticut, on Thursday, May 15, 2003, at 9:30 a.m., local time, for the following purposes:

ITEM 1.	To elect eleven directors for a term of one year and until their successors are duly elected and qualified;
ITEM 2.	To ratify the selection of the firm of KPMG LLP as our independent auditors for fiscal year 2003;
ITEM 3.	To approve amendments to and restatement of the Playtex 1994 Stock Option Plan for Directors and Executive and Key Employees; and
ITEM 4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only holders of our common stock at the close of business on March 28, 2003, the record date, are entitled to vote on the matters listed in this Notice of Annual Meeting.

        All stockholders are cordially invited to attend the meeting.

                      By Order of the Board of Directors

                      Paul E. Yestrumskas
                      Vice President, General Counsel and
                      Secretary

April 16, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE SIGNED, DATED, AND PROMPTLY RETURNED IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED.

PLAYTEX PRODUCTS, INC.

300 NYALA FARMS ROAD
WESTPORT, CONNECTICUT 06880

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

        This Proxy Statement is being furnished to all stockholders of Playtex Products, Inc. (the "Company") in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting. The meeting will be held at our headquarters at 300 Nyala Farms Road, Westport, Connecticut, on Thursday, May 15, 2003, at 9:30 a.m. This Proxy Statement and the accompanying proxy card are being mailed beginning on or about April 16, 2003 to our stockholders entitled to vote at the Annual Meeting.

        All of our stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete the enclosed proxy card, and sign, date and return it as promptly as possible in the enclosed envelope. You have the right to revoke your proxy at any time prior to its use by filing a written notice of revocation with the Secretary of the Company prior to the convening of the Annual Meeting, or by presenting another proxy card with a later date. If you attend the Annual Meeting and desire to vote in person, you may request that your previously submitted proxy card not be used. Attendance at the Annual Meeting will not by itself be a revocation of your proxy.

        We will pay the cost of soliciting proxies and the cost of the Annual Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by personal interview, telephone and similar means by our directors, officers or employees, none of whom will be specially compensated for such activities. We also intend to request that brokers, banks and other nominees solicit proxies from their customers and will pay certain expenses incurred by them for such activities.

        A copy of our Annual Report on Form 10-K for our fiscal year ended December 28, 2002, including our Annual Report to Stockholders, is being sent with this Proxy Statement.

Voting Rights

        As of March 28, 2003, our outstanding stock consisted of 61,215,856 shares of common stock, par value $.01 per share (the "Common Stock"). Each share of our Common Stock is entitled to one vote on each matter that is voted on at the Annual Meeting.

Quorum; Required Vote; Voting Procedures

        A majority of the outstanding shares of our Common Stock must be represented in person or by proxy at the Annual Meeting in order for a quorum to be present. Pursuant to applicable Delaware law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular item) will be counted as shares that are present and entitled to vote for purposes of determining a quorum. Election of directors requires the approval of a plurality of the shares of our Common Stock present in person or by proxy at the Annual Meeting and entitled to vote. Approval of the amendments to and restatement of the Playtex 1994 Stock Option Plan for Directors and Executive and Key Employees (the "Plan" or the "Stock Option Plan") and ratification of the selection of our independent auditors requires the approval of a majority of the shares of our Common Stock present in person or by proxy at the Annual Meeting. Abstentions and broker non-votes as to the election of directors will not affect the election results. Abstentions and broker non-votes as to any of the other items will have the same effect as votes against such item.

        Unless you specify otherwise on the proxy card, all of your shares of Common Stock represented by valid proxies will be voted FOR each of the items listed on the proxy card and described below, and will be voted in the discretion of the proxies in respect of such other business, if any, as may properly be brought before the Annual Meeting. As of March 28, 2003, we know of no other business that will be presented for consideration at the Annual Meeting other than the items listed on the proxy card and described below. If you give specific voting instructions by marking the boxes on the proxy card, your shares of Common Stock will be voted in accordance with those instructions.

ELECTION OF DIRECTORS

        Pursuant to our By-Laws, our Board of Directors has fixed at eleven the number of directors constituting our Board of Directors. Directors are elected annually by our stockholders and hold office until their successors are elected and qualified or until death, resignation or removal.

        Each of our nominees set forth below is currently a director of the Company. Each nominee has agreed to serve as a Director, if elected, and we believe that each nominee will be available to serve. If any nominee is unavailable to serve as a Director, your shares may be voted for the election of a substitute nominee as our Board of Directors or the Nominating Committee's of our Board of Directors may propose. Our Board of Directors also may elect to reduce the number of directors constituting our Board.

        Assuming the presence of a quorum, the election of directors requires the favorable vote of a plurality of the shares of our Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. Under applicable Delaware law, abstentions and broker non-votes as to the election of directors will be counted as present for determining a quorum but will not affect the election of candidates.

        If you wish to withhold authority to vote for any nominee, you can do so by following the directions set forth on the form of proxy solicited by our Board of Directors or on the ballot distributed at the Annual Meeting if you wish to vote in person.

Information Regarding Nominees

        The names and ages of our nominees, their principal occupations or employment (including their position with us, if applicable) during the past five years and other data regarding them are set forth below. Ages shown are as of March 28, 2003.

Name	Age	Position
Robert B. Haas	55	Chairman and Director
Michael R. Gallagher	57	Chief Executive Officer and Director
Glenn A. Forbes	52	Executive Vice President, Chief Financial Officer and Director
Richard C. Blum	67	Director
Michael R. Eisenson	47	Director
R. Jeffrey Harris	48	Director
C. Ann Merrifield	52	Director
Susan R. Nowakowski	38	Director
John C. Walker	41	Director
Wyche H. Walton	37	Director
Douglas D. Wheat	52	Director

        Robert B. Haas has been Chairman and a director of the Company since 1995. Mr. Haas has been actively involved in private business investments since 1978, specializing in leveraged acquisitions. He has served as Chairman of the Board and Chief Executive Officer of Haas Wheat & Partners, L.P. and

its predecessor ("Haas Wheat") since 1992. (Haas Wheat is a private investment firm specializing in leveraged acquisitions). Mr. Haas serves as Chairman and a director of Nebraska Book Company, Inc., NBC Acquisition Corp., and AMN Healthcare Services, Inc.

        Michael R. Gallagher has been our Chief Executive Officer and a director since 1995. Prior to joining the Company, Mr. Gallagher was Chief Executive Officer of North America for Reckitt & Colman PLC ("R&C") (a consumer products company) from 1994 to 1995. Mr. Gallagher was President and Chief Executive Officer of Eastman Kodak's L&F Products subsidiary from 1988 until the subsidiary was sold to R&C in 1994. From 1984 to 1988, Mr. Gallagher held various executive positions with the Lehn and Fink Group of Sterling Drug. From 1982 to 1984, he was Corporate Vice President and General Manager of the Household Products Division of The Clorox Company ("Clorox"). Prior to that, Mr. Gallagher had various marketing and general management assignments with Clorox and with The Procter & Gamble Company. Presently he serves as a director of Allergan, Inc., AMN Healthcare Services, Inc., the Association of Sales and Marketing Companies, the Grocery Manufacturers Association, and the Haas School of Business-UC Berkeley.

        Glenn A. Forbes has been our Executive Vice President and Chief Financial Officer and a director since March 2000. He has served us for the past 31 years in various finance and accounting positions, including Vice President, Finance from 1988 to 2000.

        Richard C. Blum has been a director of the Company since 1998. Since 1975, Mr. Blum has been Chairman and President of Richard C. Blum & Associates, Inc. the General Partner of Blum Capital Partners, L.P., an investment firm that specializes in private equity and strategic public investments. Mr. Blum also serves as a director of Northwest Airlines Corporation, URS Corporation, and Glenborough Realty Trust, Inc., and is also a director of several private companies.

        Michael R. Eisenson has been a director of the Company since 1997. Mr. Eisenson is Managing Director and the Chief Executive Officer of Charlesbank Capital Partners, LLC ("Charlesbank"), an investment firm which is the successor to Harvard Private Capital Group, Inc. He was the Managing Director of Harvard Private Capital Group from 1986 to 1998, and a Manager with the Boston Consulting Group from 1981 to 1985. He serves on the Board of Directors of CCC Information Services Group, Inc., ImmunoGen, Inc., and United Auto Group, Inc., as well as those of several private companies.

        R. Jeffrey Harris has been a director of the Company since 2001. Mr. Harris currently serves as Of Counsel to Apogent Technologies, Inc., ("Apogent") a diversified manufacturer of value added laboratory and life science products for worldwide clinical, research and industrial markets. Prior to becoming Of Counsel, in December of 2000, Mr. Harris served as Vice President—General Counsel and Secretary of Apogent (formerly known as Sybron International Corporation), since 1988. Mr. Harris also serves as a director of Apogent.

        C. Ann Merrifield has been a director of the Company since 1997. Ms. Merrifield currently serves as Executive Vice President, Genzyme Biosurgery (a division of Genzyme Corporation). Previously, she was employed by Genzyme Genetics (a unit of Genzyme Corporation), serving as President from 1996 to 2001 and by Bain & Company (a consulting firm) where she was a Partner from 1987 to 1992.

        Susan R. Nowakowski has been a director of the Company since 2001. Ms. Nowakowski currently serves as Chief Operating Officer and Executive Vice President for AMN Healthcare Services, Inc. a leading publicly traded healthcare staffing company. Ms. Nowakowski has been with AMN since 1990 and previously served as its Senior Vice President of Business Development, and prior to that as its Chief Financial Officer. Ms. Nowakowski worked as a financial analyst at a subsidiary of Eli Lilly & Co. and as the finance manager of BioVest Partners, a venture capital firm.

        John C. Walker has been a director since 2001. Mr. Walker has been a Partner of Blum Capital Partners, L.P. since 1997, an investment firm that specializes in private equity and strategic block investments in public companies. From 1992 to 1997, Mr. Walker was a Vice President of Pexco Holdings, Inc., a private investment holding company. From 1986 to 1992, Mr. Walker served in various managerial and technical positions in the energy industry. Mr. Walker serves as a director of Suntron Corporation and Smarte Carte, Inc.

        Wyche H. Walton has been a director of the Company since 1998. Mr. Walton has served as a Senior Vice President of Haas Wheat (a private investment firm specializing in leveraged acquisitions) since 1995. From 1994 to 1995, he was Chief Financial Officer of McGarr Capital Management Corp. (a private investment firm). Mr. Walton also serves as a director of NBC Acquisition Corp. and Smarte Carte Corporation.

        Douglas D. Wheat has been a director of the Company since June 1995. Mr. Wheat has been President of Haas Wheat since 1992 (a private investment firm specializing in leveraged acquisitions). He was Co-Chairman of Grauer & Wheat, Inc. (a private investment firm) from 1989 to 1992 and Senior Vice President of Donaldson, Lufkin & Jenrette Securities Corporation from 1985 to 1989. Mr. Wheat serves as a director of AMN Healthcare Services, Inc., NBC Acquisition Corp., and Nebraska Book Company.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ALL THE NOMINEES TO OUR BOARD OF DIRECTORS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following table sets forth information regarding beneficial ownership of our Common Stock as of March 28, 2003 by (i) each director, (ii) each of our executive officers named in the Summary Compensation table below, (iii) each person we believe to own beneficially more than five percent of our outstanding Common Stock and (iv) all directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned And Nature of Beneficial Ownership (1)		Percent
Robert B. Haas	20,000,000	(2)	32.7%
Richard C. Blum	10,150,992	(3)	16.6%
Michael R. Eisenson	2,915,963	(4)	4.8%
Michael R. Gallagher	1,922,667	(5)	3.0%
Glenn A. Forbes	346,822		*
Kevin M. Dunn	62,368		*
John D. Leahy	226,478		*
Richard G. Powers	218,334		*
R. Jeffrey Harris	3,300		*
C. Ann Merrifield	35,000		*
Susan R. Nowakowski	1,800		*
John C. Walker	—		—
Wyche H. Walton	—		—
Douglas D. Wheat	—		—
Partnerships managed by Haas Wheat & Partners, L.P.	20,000,000	(2)	32.7%
Blum Capital Partners, L.P.	10,150,992	(3)	16.6%
The Carpenters Pension Trust for Southern California	4,223,100	(3)	6.9%
Shapiro Capital Management Company, Inc.	4,666,132	(6)	7.6%
All current directors, director nominees and executive officers as a group (14 persons)	32,967,761		51.6%

*
Indicates less than one percent.

(1)
Based on filings under Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except as otherwise indicated, we believe that each person listed has sole voting and dispositive power over all shares of Common Stock listed in the table. Includes shares that may be acquired upon the exercise of stock options granted by us that are exercisable within 60 days of March 28, 2003. The shares beneficially owned include 1,866,667; 277,669; 61,668; 226,478; 218,334; 1,800; 25,000 and 1,800 shares subject to currently exercisable options granted to Messrs. Gallagher, Forbes, Dunn, Leahy, Powers, Harris, Ms. Merrifield and Ms. Nowakowski, respectively, and 2,679,416 shares subject to currently exercisable options granted to all current directors and executive officers as a group.

(2)
Includes 8,055,555 shares (approximately 13.2% of the outstanding shares) owned by HWH Capital Partners, L.P., 9,028,482 shares (approximately 14.7% of the outstanding shares) owned by HWH Valentine Partners, L.P. and 2,915,963 shares (approximately 4.8% of the outstanding shares) owned by HWH Surplus Valentine Partners, L.P. The address of each of the foregoing partnerships is c/o Haas Wheat & Partners Incorporated, 300 Crescent Court, Suite 1700, Dallas, Texas 75201. The sole general partner of each of such partnerships is a limited partnership, and the sole general partner of each of such limited partnerships is a corporation controlled by Mr. Haas. By virtue of his control of such corporations, Mr. Haas has sole voting and dispositive power over 17,084,037 shares and shared voting and dispositive power over 2,915,963 shares.

(3)
Blum Capital Partners, L.P. reports ownership of an aggregate of 10,150,992 shares (approximately 16.6% of the outstanding shares). These shares may be deemed to be owned indirectly by the following parties (i) Blum Capital Partners, L.P. ("Blum LP"); (ii) Richard C. Blum & Associates, Inc. ("RCBA Inc."), the general partner of Blum LP; (iii) Blum Strategic GP, L.L.C. ("Blum GP"); and (iv) Richard C. Blum, a significant stockholder and chairman of RCBA Inc. and a managing member of Blum GP. These shares are owned directly as follows: (i) six limited partnerships for which Blum LP serves as the general partner, Stinson Capital Partners, L.P. (641,155 shares—1.05% of the outstanding shares), Stinson Capital Partners (QP), L.P. (667,845 shares—1.09% of the outstanding shares), Stinson Capital Partners II, L.P. (750,900 shares—1.23% of the outstanding shares), Stinson Capital Partners III, L.P. (151,700 shares—0.25% of the outstanding shares), BK Capital Partners IV, L.P. (291,300 shares—0.48% of the outstanding shares), and RCBA-Playtex, L.P. (96,775 shares—0.16% of the outstanding shares); (ii) one investment advisory client for which Blum LP serves as investment manager with voting and investment discretion, Stinson Capital Fund (Cayman), Ltd. (126,600 shares—0.21% of the outstanding shares); (iii) one limited partnership for which Blum GP serves as the general partner, Blum Strategic Partners, L.P. (1,778,000 shares—2.90% of the outstanding shares); (iv) Blum LP (118,617 shares—0.19% of the outstanding shares); and (v) The Carpenters Pension Trust for Southern California ("Carpenters") (4,223,100 shares—6.90% of the outstanding shares), The Common Fund for its Multi-Strategy Equity Fund ("The Common Fund") (927,100 shares—1.51% of the outstanding shares), and The United Brotherhood of Carpenters Pension Plan ("UBC") (377,900 shares—0.62% of the outstanding shares). Blum LP serves as investment manager with voting and investment discretion to each of Carpenters, The Common Fund and UBC. Carpenters, The Common Fund and UBC each disclaim membership in a group with Blum LP, RCBA Inc., Blum GP and Richard C. Blum and disclaim beneficial ownership of any of the shares held by any of the foregoing.

  As the sole general partner of Blum LP, RCBA Inc. might be deemed the beneficial owner of the securities over which Blum LP has voting and investment power. As Chairman and a substantial shareholder of RCBA Inc., and a Managing Member of Blum GP, Richard C. Blum might be deemed to be the beneficial owner of the securities beneficially owned by RCBA Inc. and Blum GP. Blum LP, RCBA Inc., Blum GP and Mr. Blum disclaim beneficial ownership of these shares, except to the extent of any pecuniary interest therein. The address of Blum LP is 909 Montgomery Street, Suite 400, San Francisco, California 94133.

(4)
Represents shares owned by HWH Surplus Valentine Partners, L.P., of which Phemus Corporation is the sole Limited Partner. Mr. Eisenson is the Managing Director and Chief Executive Officer of Charlesbank Capital Partners, LLC, which is the successor to Harvard Private Capital Group, the investment advisor for Phemus Corporation. While Mr. Eisenson has shared voting and dispositive power over the shares, he disclaims beneficial ownership of such shares. The address of Phemus Corporation and Mr. Eisenson is c/o Charlesbank Capital Partners, LLC, 600 Atlantic Avenue, 26th Floor, Boston, Massachusetts 02210.

(5)
Includes 21,000 shares held by Mr. Gallagher's children. Mr. Gallagher disclaims beneficial ownership of these shares.

(6)
Shapiro Capital Management Company, Inc. is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, and is considered to be the "beneficial owner" of an aggregate of 4,666,132 shares of Common Stock. Information contained in a Schedule 13G, filed February 10, 2003 with the Securities and Exchange Commission (the "Commission"), by Shapiro Capital Management, Inc. indicates that such shares were acquired solely for investment purposes.

  We have not attempted to verify independently any of the information contained in the Schedule 13G. The address of Shapiro Capital Management Company, Inc. is 3060 Peachtree Road, N.W., Atlanta, Georgia 30305.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act, requires our executive officers, directors and persons who own more than 10 percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission and the New York Stock Exchange, Inc. (the "NYSE"). These Reporting Persons are required by Commission regulation to give us copies of all Forms 3, 4 and 5 they file with the Commission and the NYSE.

        Based on our review of the forms we have received and written representations from certain Reporting Persons, we believe that all of our Reporting Persons complied with their filing requirements applicable to them with respect to transactions in our Common Stock during fiscal year 2002.

Board Meetings, Committees and Attendance

        During 2002, our Board of Directors met four times. Each of our directors attended at least 75% of the total number of meetings of our Board of Directors and the committees of which he or she was a member, except for Mr. Richard C. Blum.

        Our Board of Directors has an Audit Committee, a Compensation and Stock Option Committee (the "Compensation Committee"), a Purchaser Nominating Committee and a Non-Purchaser Nominating Committee. The members of each of these committees are identified in the following table.

Director	Audit Committee	Compensation Committee	Purchaser Nominating Committee	Non-Purchaser Nominating Committee
Robert B. Haas			X
Michael R. Gallagher				X
Glenn A. Forbes				X
Richard C. Blum
Michael R. Eisenson	X	X
R. Jeffrey Harris	X	X
C. Ann Merrifield	X
Susan R. Nowakowski
John C. Walker				X
Wyche H. Walton			X
Douglas D. Wheat		X	X

        The Audit Committee appoints our independent auditors and meets periodically to discuss among other things the yearly audit. It also reviews and approves the auditors' fees and other terms of their engagement with us. Furthermore, it reviews our financial reporting process and internal controls and recommends changes where appropriate as suggested by the auditors. The Audit Committee acts under a written charter adopted by the Board of Directors. The members of the Audit Committee are independent as defined by the rules of the NYSE. The Audit Committee met four times during fiscal year 2002.

        The Compensation Committee reviews new or modified programs concerning executive salaries and other compensation matters relating to our executives and other key employees. Such programs include incentive compensation (including our Management Incentive Plan); deferred compensation and the Stock Option Plan, as well as direct and indirect compensation matters. The Compensation

Committee met or acted by unanimous written consent three times during fiscal year 2002. While serving on the Compensation Committee, directors do not receive option awards (except, as to Mr. Harris, pursuant to formula grants) under the Stock Option Plan.

        Pursuant to our By-Laws, a Purchaser Nominating Committee and a Non-Purchaser Nominating Committee nominate candidates for election to our Board of Directors. Of the nominees for director set forth above, Messrs. Haas, Wheat, Harris, Eisenson, Walton and Ms. Nowakowski were nominated by the Purchaser Nominating Committee and Messrs. Gallagher, Forbes, Blum, Walker, and Ms. Merrifield were nominated by the Non-Purchaser Nominating Committee.

Directors' Compensation

        Directors who are officers of the Company and those affiliated with any stockholders owning more than five percent of our Common Stock do not receive any fees for their services as directors. Mr. Harris, Ms. Merrifield and Ms. Nowakowski receive an annual retainer of $10,000, fees of $2,500 for each Board meeting attended in person or by telephone and $1,000 for each committee meeting attended in person or by telephone, plus reimbursement of reasonable out-of-pocket expenses. In addition, Mr. Harris, Ms. Merrifield, and Ms. Nowakowski participate in the 1994 Stock Option Plan.

CERTAIN TRANSACTIONS

        Our business is unrelated to the business of Playtex Apparel, Inc. ("Apparel"), a wholly owned subsidiary of Sara Lee Corporation ("Sara Lee"). Sara Lee acquired all of the capital stock of Apparel from Playtex Apparel Partners, L.P. (the "Apparel Partnership") in November 1991 in exchange for Sara Lee common stock. The Apparel Partnership holds all of our 15 1/2% Junior Subordinated Notes due December 15, 2003. Playtex Investment Corp., one of our wholly-owned subsidiaries, holds a 15% debenture of the Apparel Partnership due on the same day. Such amounts are reflected as "Due to related party" and "Due from related party" in our consolidated financial statements.

        We have agreed to indemnify the Apparel Partnership and Apparel with respect to product liability (including any toxic shock syndrome liability) related to our business and certain tax matters related to the Apparel business prior to December 28, 1988.

        On June 6, 1995, following the receipt of stockholder approval at our 1995 Annual Meeting of Stockholders (the "1995 Annual Meeting"), we completed the sale of 20 million shares of our Common Stock at a price of $9.00 per share to partnerships managed by Haas Wheat & Partners, pursuant to a Stock Purchase Agreement, dated as of March 17, 1995 (the "Stock Purchase Agreement"), between the Company and the Haas Wheat Partnerships (the "Haas Wheat Transaction"). The Haas Wheat Partnerships' shares constitute approximately 32.7% of our outstanding Common Stock as of March 28, 2003. At the 1995 Annual Meeting, designees of the Haas Wheat Partnerships were elected by our stockholders as a majority of our Board of Directors. Pursuant to the Stock Purchase Agreement, the Haas Wheat Partnerships have agreed that, for up to ten years from March 1995, so long as they own at least 25% of our outstanding voting securities, unless any of certain events have occurred (including in the event that nominees of the Purchaser Nominating Committee were to cease to constitute a majority of our Board of Directors), they will vote all of their voting securities of the Company for a Board of Directors that will consist at all times of a simple majority of nominees selected by the Purchaser Nominating Committee and the remainder of nominees selected by the Non-Purchaser Nominating Committee. See "Security Ownership of Certain Beneficial Owners and Management—Board Meetings, Committees and Attendance."

        In connection with the Haas Wheat Transaction described in the preceding paragraph, we granted to the Haas Wheat partnerships and certain of their affiliates certain demand and piggyback registration rights.

        On January 28, 1998, in connection with our acquisition (the "PCH Acquisition") of Personal Care Holdings, Inc. ("PCH"), we issued to J.W. Childs Equity Partners, L.P. (the "Principal PCH Shareholder") and other holders of the capital stock of PCH (collectively, the "PCH Holders") an aggregate of 9,257,345 shares of our Common Stock (of which 7,855,764 shares were issued to the Principal PCH Shareholder) and cash in an aggregate amount of approximately $91.0 million. We also entered into a Stockholders Agreement with the Principal PCH Shareholder and the other PCH Holders, dated as of January 28, 1998 (the "PCH Stockholders Agreement"). In satisfaction of an obligation under the PCH Stockholders Agreement, our Board of Directors, effective January 28, 1998, increased the size of our Board and filled the vacancies thus created by electing John W. Childs and Wyche H. Walton as directors and approved an amendment to our By-Laws to provide that until the earlier of (i) January 28, 2008 and (ii) the date on which the Principal PCH Shareholder holds fewer than 4,628,688 shares of our Common Stock, one of the nominees selected by the Non-Purchaser Nominating Committee shall be designated by the Principal PCH Shareholder. The amendment to our By-Laws was approved by our stockholders at the 1998 Annual Meeting of Stockholders.

        In connection with the PCH Acquisition, we granted to the PCH Holders certain demand and piggyback registration rights.

        On June 1, 1998, the Principal PCH Shareholder sold 6,000,000 shares of our Common Stock at a price of $13.25 per share to RCBA (the "Blum & Associates Sale"), pursuant to a Stock Purchase Agreement, dated as of June 1, 1998, between the Principal PCH Shareholder, RCBA and Richard C. Blum & Associates, Inc. As a result of the Blum & Associates Sale, the Principal PCH Shareholder ceased to have the right to designate one of the nominees for election as a director to be selected by the Non-Purchaser Nominating Committee. See "Security Ownership of Certain Beneficial Owners and Management—Board Meetings, Committees and Attendance."

        In connection with the Blum & Associates Sale, we granted to RCBA certain demand and piggyback registration rights, and we amended the Haas Wheat and PCH registration rights agreements to establish the relative priorities of such holders in respect of public offerings of our Common Stock. The PCH registration rights agreement was also amended to eliminate the demand registration rights of the PCH Holders and the Principal PCH Shareholder. The By-Laws were also amended to provide that Blum Capital Partners and its affiliates collectively have the right to designate two nominees for election as directors.

        In connection with the granting of certain registration rights to a third party in January 1999, we entered into a further amendment of the HWH and RCBA registration rights agreements, in each case to establish the relative priorities of such holders in respect of public offerings of our Common Stock.

        We believe that the terms of all the arrangements with the Apparel Partnership, Apparel, the Haas Wheat Partnerships, the Principal PCH Shareholder, Blum Capital Partners and RCBA were and are fair to the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table details the total compensation paid to our Chief Executive Officer and each of our four most highly compensated executive officers in fiscal 2002 who served the Company on December 28, 2002 collectively (the "Named Executive Officers") for services rendered to the Company for each of the last three fiscal years.

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options/SARs (#)(1)	All Other Compensation ($)(2)
Michael R. Gallagher Chief Executive Officer and Director	2002 2001 2000	1,300,000 1,215,385 1,015,385	1,230,000 825,000 890,000	— — —	— 400,000 300,000	220,556 218,530 240,462
Glenn A. Forbes Executive Vice President, Chief Financial Officer and Director	2002 2001 2000	313,154 293,269 257,923	180,000 155,000 140,000	— — —	25,000 140,000 100,000	52,799 48,709 40,646
Richard G. Powers President, Personal Products Division	2002 2001 2000	300,154 289,077 277,000	130,000 120,000 100,000	— — —	15,000 20,000 45,000	46,954 42,687 47,479
John D. Leahy President, International/Corporate Sales Division	2002 2001 2000	295,154 282,500 261,807	135,000 120,000 115,000	— — —	15,000 20,000 45,000	47,406 44,793 44,196
Kevin M. Dunn President, Consumer Products Division	2002 2001 2000	297,077 283,923 112,269	130,000 125,000 60,000	— — —	15,000 20,000 15,000	44,899 35,313 891

(1)
Options are exercisable starting 12 months after the grant date, with one-third of the shares becoming exercisable at that time and an additional one-third of the options becoming exercisable on each successive anniversary date, with full vesting occurring on the third anniversary date.

(2)
Represents employer contribution to the Playtex Products Profit-Sharing Retirement Plan (the "Retirement Plan") and Deferred Benefit Equalization Plan (the "Deferred Plan") and premiums paid for term life insurance.

Option Exercises and Fiscal Year-End Values

        The following table provides information related to options exercised by our Named Executive Officers during fiscal 2002 and unexercised options held by them at December 28, 2002. No SARs have been granted pursuant to the Plan.

			Number of Unexercised Options/SARs at December 28, 2002 (#)(1)	Value of Unexercised In-the-Money Options/SARs at December 28, 2002 ($)(1)(2)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Michael R. Gallagher	—	—	1,633,334/366,666	45,000/—
Glenn A. Forbes	—	—	219,336/151,664	70,875/—
Richard G. Powers	—	—	206,668/43,332	72,500/—
John D. Leahy	18,856	96,443	214,812/43,332	49,052/—
Kevin M. Dunn	—	—	56,668/53,332	—/—

(1)
No SARs are outstanding.

(2)
The closing price of our Common Stock as reported by the New York Stock Exchange on December 27, 2002 (the last trading day of fiscal year 2002) was $9.45.

Option Grants During Fiscal Year 2002

        The following table provides information related to options granted to our Named Executive Officers during fiscal year 2002. No SARs were granted during the year.

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
		% of Total Options/ SARs Granted to Employees in Fiscal Year
			Exercise or Base Price ($/SH)(3)
	Options/ SARs Granted (#)(2)
Name				Expiration Date
					5% ($)	10% ($)
Glenn A. Forbes	25,000	3.0%	12.40	May 14, 2012	194,957	494,060
Richard G. Powers	15,000	1.8%	12.40	May 14, 2012	116,974	296,436
John D. Leahy	15,000	1.8%	12.40	May 14, 2012	116,974	296,436
Kevin M. Dunn	15,000	1.8%	12.40	May 14, 2012	116,974	296,436

(1)
The potential realizable value portion illustrates value that might be realized upon the exercise of the options granted in fiscal year 2002 immediately prior to the expiration of their term. The potential realizable value assumes our Common Stock price will grow at the specified compounded rates of appreciation over the term of the options. Assumed rates of appreciation are not necessarily indicative of future stock performance.

(2)
Options that were granted to the Named Executive Officers in fiscal year 2002 are exercisable starting 12 months after the grant date. One-third of those shares are exercisable at that time and an additional one-third of those options will be exercisable on each successive anniversary date, with full vesting occurring on the third anniversary date.

(3)
The exercise price was equal to the fair market value of the Common Stock on the date of grant. The option exercise price and any tax withholding obligations related to the exercise of options may be paid in cash, by delivery of already owned shares, or in any other form of valid payment as determined by the Compensation Committee in its discretion.

Equity Compensation Plan Information

        The following table summarizes information about the Playtex 1994 Stock Option Plan for Directors and Executive and Key Employees. We offer no other equity compensation plans. This information is as of December 28, 2002.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options	(b) Weighted Average Exercise Price of Outstanding Options	(c) Number of Securities Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders	6,846,681	$11.34	1,122,285
Equity compensation plans not approved by stockholders	—	N/A	—

Total	6,846,681	$11.34	1,122,285

Benefit Plans for Terminated Named Executive Officers

        Each of our Named Executive Officers has an agreement with respect to termination of employment. In the event Mr. Gallagher or Mr. Forbes is terminated without Cause (as defined in such agreement) prior to a Change of Control (as defined in such agreement), each respectively is entitled to receive two years' salary, bonus and fringe benefits. In the event the other Named Executive Officers are terminated without Cause prior to a Change of Control, they are entitled to receive one year's salary, bonus and fringe benefits. Additionally, in the event of termination of employment prior to a Change of Control due to death or "Disability" (as defined in our Long Term Disability Policy), Mr. Gallagher or his estate is entitled to receive two years' salary, bonus and fringe benefits. In the event employment is terminated within three years following a Change of Control, each Named Executive Officer except Mr. Gallagher and Mr. Forbes would receive one year's salary, bonus and fringe benefits. Mr. Gallagher would be subject to a five-year non-compete agreement following termination arising from a Change of Control for total payment equal to three years' salary, bonus and fringe benefits. Following termination arising from a Change of Control, Mr. Forbes would receive one year's salary, bonus and fringe benefits, and would be subject to a two-year non-compete agreement for additional payment equal to one years' salary, bonus and fringe benefits. In the event of a Change of Control, each Named Executive is entitled to receive a one-time payment equal to the highest annual bonus received in the last three fiscal years, whether or not employment is terminated.

Compensation Committee Interlocks and Insider Participation

        None.

Compensation Committee Report on Executive Compensation

        In accordance with the rules and regulations of the Commission, the following report of the compensation committee, the report of the audit committee and the performance graph immediately thereafter shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A or 14C of the Exchange Act or to the liabilities of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other filed document.

        The foundation of our compensation policies is the view that our success is attributable to the efforts of our employees, including our executive officers. We structure executive compensation in a manner designed to provide competitive levels of compensation and to assist us in attracting and retaining qualified executives. We endorse the position that stock ownership by management is beneficial in aligning management's and stockholders' interests in the Company. The compensation paid to our executive officers consists primarily of base salary, cash bonuses under the Management Incentive Plan, and grants of options pursuant to our 1994 Stock Option Plan. In addition, we provide all executive officers with term life insurance and contributions to the Retirement Plan and the Deferred Plan. See "Summary Compensation Table", "Option Exercises and Fiscal Year-End Values", and "Option Grants During Fiscal Year 2002" elsewhere in this Proxy Statement for information about compensation and grants to certain individuals.

        Base salaries of executive officers are reviewed annually. In establishing base salaries for executives other than the Chief Executive Officer, Mr. Gallagher, (the "CEO") for fiscal year 2002, the Compensation Committee made subjective determinations that were not subject to specific criteria. The Compensation Committee considered recommendations of the CEO, which were based on such variables as the executive officer's relative responsibilities, expertise, past year's compensation, past year's performance, and the compensation levels of other executives of consumer products companies.

        Amounts payable under our Management Incentive Plan were calculated based upon: (i) annual base salary; (ii) each employee's targeted percentage (a percentage of base salary that increases for higher positions within the Company, thereby placing a greater percentage of compensation at risk for those with greater responsibility); (iii) Company results with respect to net sales, operating profit and cash flow (each as defined in the Management Incentive Plan), which corporate results are measured against objectives established at the beginning of the year by our Board, and (iv) except for our Chief Executive Officer, an individual performance factor based on measured accomplishment of goal-oriented projects, to be weighted equally with each other component of the corporate performance factor.

        The option incentive component of our total compensation package is intended to retain and motivate our executives to improve our long-term stock market performance and to increase value for all of our stockholders. The Compensation Committee generally grants options under the Stock Option Plan with an exercise price equal to the market price at the date of the grant and, as a result, the options will have value only if our stock price increases from the time of the award. Grants are made to executive officers based on salary, responsibility, and performance of the individual officer. Grants generally become exercisable over the succeeding three years.

        Mr. Gallagher's compensation is also reviewed annually and this review is guided in a large part by the Memorandum of Understanding, dated as of June 21, 1995, as amended (the "Memorandum"). The Memorandum between the Company and Mr. Gallagher, which was approved by the Compensation Committee, currently provides for (i) a term ending June 30, 2004; (ii) a base salary of at least $900,000 per year, subject to upward adjustment at the discretion of our Board of Directors; (iii) incentive bonuses which shall be no more than 187.5% of his base salary as in effect as of the first day of the relevant calendar year, with a target incentive bonus equal to 125% of his base salary as in effect on the first day of such calendar year; and, (iv) further grants of stock options at our Board's discretion. In addition, the Memorandum provides that as long as Mr. Gallagher is employed as our Chief Executive Officer, he will receive the following special cash bonuses when our Common Stock, for 30 consecutive trading days, closes at or above the following thresholds at any time prior to June 30, 2004: a $1 million cash payment at a trading price level of $20, a $1.5 million cash payment at each of a trading price level of $25 and $30, and a $2 million cash payment at each of a trading price level of $35 and $40.

        The Compensation Committee has structured Mr. Gallagher's compensation in order to link it to his individual performance. The Compensation Committee has granted substantial incentives to him tied to our performance measured with respect to sales, profitability and cash flow and to our long-term growth as measured by increases in the value of our Common Stock. The Compensation Committee also considered the compensation packages available to chief executives of comparable companies and our need to attract, retain and incentivize a chief executive officer of Mr. Gallagher's caliber. At March 28, 2003, Mr. Gallagher held options to purchase 2,000,000 shares of our Common Stock, which were granted to him pursuant to the 1994 Stock Option Plan.

        The Compensation Committee has considered the potential future effects on the Company's executive compensation program of Section 162(m) of the Internal Revenue Code. Section 162(m) limits the deductibility by public companies of certain executive compensation in excess of certain amounts per executive per year, but excludes from the calculation of such limit certain elements of compensation, including performance-based compensation, provided that certain requirements are met. The Stock Option Plan has been designed and administered to qualify awards made thereunder as performance-based compensation excepted from such limitation on the deductibility of executive compensation. The Company has also attempted to structure other elements of its executive compensation program, including the Management Incentive Plan or portions thereof, to qualify as performance-based compensation for purposes of Section 162(m).

March 28, 2003

                      The Compensation Committee
                      Douglas D. Wheat
                      Michael R. Eisenson
                      R. Jeffrey Harris

Audit Committee Report

        The members of the Audit Committee are independent as defined by the rules of the New York Stock Exchange. The Audit Committee monitors the Company's financial reporting process and internal control system on behalf of the Board and recommends to the Board, subject to stockholder ratification, the selection of the Company's independent public accountants. In addition, the Committee, performed the following activities:

  (i)
  Reviewed and discussed the Company's audited financial statements for the fiscal year ended December 28, 2002 with management;

  (ii)
  Discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented; and

  (iii)
  Received the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discussed with KPMG LLP the firm's independence.

        Based upon the Audit Committee's discussions with management and the independent public accountants and the Committee's review of the representations of management and the report of the independent public accountants to the Committee, the Committee recommended that the Board include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 28, 2002 filed with the Commission.

        The Audit Committee has considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining the independence of KPMG LLP.

March 28, 2003

                      The Audit Committee:
                      C. Ann Merrifield
                      Michael R. Eisenson
                      R. Jeffrey Harris

KPMG LLP Fees Related to Fiscal 2002

  Audit Fees

        The aggregate fees for the audit of the Company's annual consolidated financial statements for the year ended December 28, 2002 and the reviews of the consolidated financial statements included in the Company's Forms 10-Q were $485,000.

  Financial Information Systems Design and Implementation Fees

        There were no fees for professional services described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by KPMG LLP for the year ended December 28, 2002.

  All Other Fees

        The aggregate fees for services rendered by KPMG LLP, other than the services covered in the two preceding paragraphs, for the year ended December 28, 2002 were as follows:

Audit-related fees (1)	$55,000
Tax fees (2)	264,000
All other fees	—

Total fees	$319,000

(1)
Audit-related fees consist principally of agreed upon procedures work, due diligence, and SEC filings for refinancing transactions.

(2)
Tax fees consist of fees for tax consultation and tax compliance services.

Performance Graph

        The following graph compares the performance of our Common Stock to the performance of the Standard & Poor's Stock MidCap 400 Index ("S&P MidCap 400") and a weighted composite index of certain peer companies (the "Peer Index") selected by us, on a fiscal year basis for the period beginning on December 27, 1997 through December 28, 2002 (the "Performance Period"). The comparison assumes $100.00 was invested on December 27, 1997 in our Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any. The total return for our Common Stock was a loss of 3.7% during the Performance Period as compared with a total return during the same period for the Peer Index of 20.3% and for the S&P MidCap 400 of 33.4%. The comparisons in the graph below are provided in response to Commission disclosure requirements, and therefore are not intended to forecast or be indicative of future performance of our Common Stock.

        The Peer Index is comprised of the following companies: Alberto-Culver Company, Avon Products, Inc., Church & Dwight Co., Inc., The Dial Corporation, Newell Rubbermaid, Inc., and The Estee Lauder Companies, Inc. The returns for each issuer within the Peer Index have been weighted according to the issuer's respective stock market capitalization at the beginning of the period presented. We selected the issuers that comprise the Peer Index on the basis that each had lines of business and/or stock market capitalization comparable to ours.

RATIFICATION OF SELECTION OF AUDITORS

        The public accounting firm of KPMG LLP has audited our financial statements since 1986 and the Audit Committee of our Board of Directors wishes to utilize their services again for the fiscal year ending December 27, 2003. A resolution will be presented to the meeting to ratify the appointment of KPMG LLP as independent accountants to audit our consolidated financial statements for the fiscal year ending December 27, 2003, and to perform other appropriate accounting services. Representatives of KPMG will be present at the meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions asked by stockholders.

Vote Required

        If our stockholders do not ratify the selection of KPMG LLP by a favorable vote of a majority of our Common Stock present in person or by proxy at the Annual Meeting, the Audit Committee of the Board of Directors will reconsider the selection of independent accountants. In determining whether this item has received the required number of favorable votes, abstentions and broker non-votes will have the same effect as votes against this item.

        OUR BOARD OF DIRECTORS, UPON RECOMMENDATION OF ITS AUDIT COMMITTEE RECOMMENDS, THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP.

APPROVAL OF AMENDMENTS TO AND RESTATEMENT OF THE
PLAYTEX 1994 STOCK OPTION PLAN FOR DIRECTORS AND EXECUTIVE AND
KEY EMPLOYEES

        Our Board of Directors has approved an amendment to the Playtex 1994 Stock Option Plan for Directors and Executive and Key Employees (the "Plan") to increase the number of shares of Common Stock available for issuance upon exercise of stock options granted under the Plan from 9,047,785 shares to 11,047,785 shares, an increase of 2,000,000 shares. As of April 16, 2003, we have 1,145,285 options available for grant under the Plan. Our Board of Directors also approved amendments and restatement of the Plan. The Plan as amended and restated includes the following changes: (i) the renaming of the Plan as the "Playtex 2003 Stock Option Plan for Directors and Executive and Key Employees of Playtex Products, Inc.", (ii) extending the term of the Plan for an additional five years and, (iii) technical corrections to, among other things, bring the Plan in compliance with the Sarbanes-Oxley Act of 2002. Our Board of Directors has directed that the proposal to increase the number of shares of Common Stock authorized for issuance under the Plan and the amendment and restatement of the Plan be submitted to our stockholders for their approval.

        Our Board of Directors believes that it is in our best interest that options continue to comprise a meaningful part of the compensation for directors, officers and key employees. In addition, the proposed increase in the total number of shares of Common Stock available for granting under the Plan, coupled with the extension of the term of the Plan, will provide desirable flexibility in the award of stock option compensation. Stockholder approval of the increase in the number of shares under the Plan and the extension of the term of the Plan is necessary to comply with the requirements of the New York Stock Exchange, and to ensure that the flexibility is maintained so that the shares granted under the Plan may be granted as incentive stock options, as defined in Section 422 of the Code.

        We are also seeking to have the stockholders approve the amendment and restatement of the Plan. The purpose of such approval is to continue to ensure that future grants of stock options under the Plan that are intended to qualify for the performance-based exception to the deduction limitation of Section 162(m) of the Code will qualify for such exception.

        The material features of the Plan, as amended and restated, are summarized below, which summary is qualified in its entirety by the actual text of the Plan. Approval of the amendment to increase the number of shares authorized for issuance under the Plan and the amendment and restatement of the Plan requires the affirmative vote of the holders of a majority of the shares of our Common Stock present in person or by proxy at the Annual Meeting and entitled to vote.

Description of the Plan

        The Plan is administered by our Compensation Committee. The Plan provides that grants may be in the form of incentive stock options, which are intended to meet the requirements of Section 422 of the Code, and nonqualified stock options, which are not intended to so qualify (incentive stock options and nonqualified stock options collectively are referred to as "options"). The Plan currently authorizes the grant of options with respect to 9,047,785 shares, subject to adjustment as described in the Plan. Our stockholders are being asked to consider and approve an amendment to the Plan that would, commencing on the date of the Annual Meeting, increase the number of shares of our Common Stock available for grants under the Plan by an additional 2,000,000 shares, for a total of 11,047,785 shares. If the stockholders approve the amendment to increase the number of shares under the Plan, the total number of shares that may be issued under the Plan after the Annual Meeting will be the sum of (i) 2,000,000 shares, plus (ii) the number of shares of Common Stock reserved for issuance under the Plan, but not subject to outstanding or previously exercised options under the Plan, as in effect immediately prior to the Annual Meeting, plus (iii) any shares of the Common Stock that would again become available for grants by reason of any option granted under the Plan, either before or after the Annual Meeting, having expired or being cancelled without having been fully exercised. The maximum number of shares of Common Stock that may be granted to any employee under the Plan cannot exceed 4,000,000 shares in any calendar year or in total.

        The Plan authorizes the grant to our directors, executives and other key employees of long-term incentive share awards in the form of options. During fiscal 2002, the following option grants were made: our Named Executive Officers, as a group, received 70,000 options; our non-employee directors, as a group, received 16,000 options; and 228 employees excluding the Named Executive Officers, as a group, received 754,000 options. As of the end of fiscal 2002, the number of options issued and outstanding were as follows: our Named Executive Officers, as a group, had 2,989,144 options; our three non-employee directors, as a group, had 59,000 options; and remaining employees excluding the Named Executive Officers, as a group, had 3,798,537 options. See "Summary Compensation Table", "Option Exercises and Fiscal Year-End Values", and "Option Grants During Fiscal Year 2002" elsewhere in this Proxy Statement for information about grants to certain individuals.

        The terms of any option grant under the Plan, other than option grants to Directors (as described below), are determined by the Compensation Committee and set forth in the stock option agreement. Anyone eligible to participate in the Plan may receive a grant of nonqualified stock options. Only our employees may receive a grant of an incentive stock option. The Compensation Committee determines the period during which options are exercisable, subject to the limitation that options must be exercised no later than ten years from the date of grant. Options have generally vested over a three-year period and have had a term of ten years. The Compensation Committee may accelerate the time when options become exercisable at any time after grant of the option. After an optionee terminates employment, the optionee will have, unless the Compensation Committee determines otherwise, three months to exercise the option if the termination is on account of any reason other than death or disability. The period is extended to one year if the termination is on account of death or disability. The exercise price for options will be determined by the Compensation Committee, but will not be less than 100% of the fair market value of our Common Stock on the date of grant. However, if the grantee of an incentive stock option is a person who holds more than ten percent of the total combined voting power of all classes of our stock, the term may not exceed five years from the date of grant and the exercise price cannot be less than 110% of the fair market value of our shares of Common Stock on the date of grant. The Compensation Committee may, in its discretion, and on such terms as it deems appropriate, require as a condition on the grant of an option that the optionee surrender for cancellation some or all of the unexercised options previously granted to him. An option, the grant of which is subject to such a condition, may have an exercise price lower (or higher) than the exercise price of the surrendered option, may cover the same (or a lesser or greater) number of shares as the surrendered option, and/or may contain such other terms as the Compensation Committee deems appropriate.

        Certain directors may be granted nonqualified stock options under the Plan. On the date the member first commences his first term as a director, he will receive a nonqualified stock option to purchase 9,000 shares of Common Stock, such option to become exercisable in twenty percent increments on each of the first five anniversaries of the date of grant. On the first anniversary of the date of the commencement of his first term as a director, he will receive a nonqualified stock option to purchase 8,000 shares of Common Stock, such option to become exercisable in twenty-five percent increments on each of the first four anniversaries of the date of grant. On the second anniversary of the date of the commencement of his first term as a director, he will receive a nonqualified stock option to purchase 8,000 shares of Common Stock, such option to become exercisable in thirty-three percent increments on each of the first three anniversaries of the date of grant. These grants will have an exercise price per share equal to the fair market value of our Common Stock on the date of grant.

        The exercise price for any option granted under the Plan is payable (i) in cash or by check, (ii) with the consent of the Compensation Committee, shares of the Common Stock previously acquired by the optionee, (iii) with the consent of the Compensation Committee, through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) to the extent permitted by applicable law, such other method as permitted by the Compensation Committee, or (v) with the consent of the Compensation Committee, any combination of the foregoing methods.

        The Compensation Committee may amend or terminate the Plan at any time, subject to stockholder approval if required to comply with applicable law or to make certain material changes in the Plan. In connection with the amendment and restatement of the Plan, our Board of Directors approved an extension of the term of the Plan to provide that, if the stockholders approve the amendment and restatement of the Plan, the Plan will terminate on May 14, 2008, the day immediately preceding the fifth anniversary of the effective date of the amendments and restatement of the Plan.

        No grants have been made under the Plan with respect to the additional shares of Common Stock that are subject to stockholder approval at the Annual Meeting. It currently is not possible to predict the number of shares of Common Stock that will be granted or who will receive any grants under the Plan after the Annual Meeting.

Federal Income Tax Consequences

        The following is a brief description of the U.S. federal income tax consequences generally arising with respect to options granted under the Plan. This discussion is intended for the information of our stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the Plan.

        The grant of an incentive stock option or nonqualified stock option will create no tax consequences for the optionee or us. An optionee will not recognize taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply), and we will receive no deduction at that time. Upon exercising a nonqualified stock option, the optionee generally must recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares received. We generally will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

        An optionee's disposition of shares acquired upon the exercise of an option generally will result in capital gain or loss measured by the difference between the sale price and the optionee's tax basis in such shares. The optionee's basis in a nonqualified stock option is equal to the aggregate of the exercise price paid and the amount the optionee recognized as ordinary income upon the exercise of the option. The optionee's basis in shares acquired by exercise of an incentive stock option and held for the applicable holding period (a period of at least one year from the date the incentive stock option was exercised and two years from the incentive stock option date of grant) is the exercise price of the incentive stock option. Generally, there will be no tax consequences to us in connection with a disposition of shares acquired under an option, except that we will be entitled to a deduction (and the optionee will recognize ordinary income) if shares acquired upon exercise of an incentive stock option are disposed of before the applicable incentive stock option holding periods have been satisfied.

        Finally, Section 162(m) of the Code denies a Federal income tax deduction for certain compensation in excess of $1,000,000 per year paid to our Chief Executive Officer and our four other most highly paid executive officers. Certain types of performance-based compensation, including compensation based on attaining pre-established performance goals, are excluded from this deduction limit. It is intended that compensation paid pursuant to the Plan will be deductible by us notwithstanding the limitation of Section 162(m) of the Code by reason of the exception for performance-based compensation.

Accounting Treatment

        Generally, our reported earnings will not be affected by the grant of Options or the exercise of Options, since Options cannot be issued for less than 100% of the fair market value of our Common Stock on the date of grant, according to the Plan. Such grants, however, may impact the calculation of diluted earnings per share.

Vote Required

        If our stockholders do not approve the increase in the number of shares authorized for issuance under the Plan and the amendment and restatement of the Plan by a favorable vote of a majority of our Common Stock present in person or by proxy at the Annual Meeting, our Board of Directors will reconsider these changes to the Plan. In determining whether this item has received the required number of favorable votes, abstentions and broker non-votes will have the same effect as votes against this item.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF AMENDMENTS TO AND RESTATEMENT OF THE PLAYTEX 1994 STOCK OPTION PLAN FOR DIRECTORS AND EXECUTIVE AND KEY EMPLOYEES.

OTHER MATTERS

        Our Board of Directors and our management know of no other matters to be brought before the Annual Meeting. If other matters should arise at the Annual Meeting, shares of our Common Stock represented by proxies will be voted at the discretion of the proxy holder.

STOCKHOLDER NOMINATIONS AND PROPOSALS

        If you intend to present a proposal (other than with respect to the election of directors) at the 2004 Annual Meeting and want your proposal to be included in the Proxy Statement for that meeting, you must submit your proposal in writing to the Secretary of the Company, at our address listed on the first page of this Proxy Statement. The proposal must be received on or before December 16, 2003, or, if the 2004 Annual Meeting is changed by more than thirty (30) calendar days from May 15, your proposal must be received a reasonable time before the solicitation is made.

        In addition, the form of proxy issued with our 2004 Proxy Statement will confer discretionary authority to vote for or against any proposal made by a stockholder at the 2004 Annual Meeting and which is not included in our Proxy Statement. However, under the rules of the Commission, such discretionary authority may not be exercised if the shareholder proponent has given the Secretary of the Company notice of such proposal prior to March 1, 2004 and certain other conditions provided for in the Commission's rules have been satisfied.

        In addition, if you intend to nominate any person for election as a director at the 2004 Annual Meeting you must make your nomination by written notice given by or on behalf of a stockholder of record (the "Notice of Nomination"). The Notice of Nomination must be received at our principal executive office, addressed to the attention of the Secretary, no later than 10 days after the first date of public disclosure by us of the date of the Annual Meeting or special meeting of stockholders. Public disclosure shall be deemed to be first made when disclosure of the date of the Annual Meeting or special meeting of stockholders is first made in a press release or in a document publicly filed by us with the Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act. The Notice of Nomination shall detail (i) your name and address, assuming you are the person proposing to make nominations, (ii) the class and number of shares of capital stock held of record by you, held beneficially and represented by proxy as of the record date for the meeting and as of the date of your Notice of Nomination, (iii) all information regarding each stockholder nominee that would be required to be listed in a definitive proxy statement filed with the Commission pursuant to Section 14 of the Exchange Act, and the written consent of each stockholder nominee to serve if elected, and (iv) all other information that would be required to be filed with the Commission if the person proposing such nominations were a participant in a solicitation subject to Section 14 of the Exchange Act or any successor thereto. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that any proposed nomination of a stockholder nominee was not made in accordance with the proper procedures and, if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

                      By Order of the Board of Directors

                      Paul E. Yestrumskas
                      Vice President, General Counsel and
                      Secretary
                      April 16, 2003

Appendix

FORM OF

PLAYTEX 2003 STOCK OPTION PLAN

FOR DIRECTORS AND EXECUTIVE AND KEY EMPLOYEES

OF PLAYTEX PRODUCTS, INC.

        Playtex Products, Inc., a corporation organized under the laws of the State of Delaware, hereby amends and restates the Playtex 1994 Stock Option Plan for Directors and Executive and Key Employees of Playtex Products, Inc. (the "1994 Plan") as set forth herein and renames the 1994 Plan as the Playtex 2003 Stock Option Plan for Directors and Executive and Key Employees of Playtex Products, Inc. (the "Plan"). The purposes of this Plan are as follows:

  (a)
  To further the growth, development and financial success of the Company by providing additional incentives to certain of its directors and executive and other key Employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of the Company's Common Stock and thus to benefit directly from its growth, development and financial success.

  (b)
  To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of the Company's Common Stock under options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Code.

ARTICLE I

DEFINITIONS

        Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

SECTION 1.1—BOARD

        "Board" shall mean the Board of Directors of the Company.

SECTION 1.2—CODE

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.3—COMMITTEE

        "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 7.1.

SECTION 1.4—COMPANY

        "Company" shall mean Playtex Products, Inc. (known at the date of adoption of the 1994 Plan as Playtex FP Group Incorporated). In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options, outstanding under Plan, in a transaction to which Section 424(a) of the Code applies.

SECTION 1.5—DIRECTOR

        "Director" shall mean a member of the Board.

SECTION 1.6—DISINTERESTED DIRECTOR

        "Disinterested Director" shall mean a Director who is a "disinterested person" as defined by Rule 16b-3 and an "outside director" as described in Code Section 162(m)(4)(C)(I).

SECTION 1.6 - 1—EFFECTIVE DATE

        "Effective Date" shall mean May 15, 2003, the date this amended and restated Plan is approved by the Company's shareholders.

SECTION 1.7—EMPLOYEE

        "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

SECTION 1.8—EXCHANGE ACT

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.9—EXECUTIVE OFFICERS

        "Executive Officers" shall mean (a) the Chief Executive Officer of the Company (or the individual acting in such capacity) and (b) the four highest compensated Officers of the Company (other than the Chief Executive Officer) whose total compensation is required to be reported to the Company's shareholders under the Exchange Act.

SECTION 1.10—INCENTIVE STOCK OPTION

        "Incentive Stock Option" shall mean an Option which qualifies under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

SECTION 1.11—NON-QUALIFIED OPTION

        "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

SECTION 1.12—OFFICER

        "Officer" shall mean an officer of the Company, as defined in Rule 16a-l(f) under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.13—OPTION

        "Option" shall mean an option to purchase Common Stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

SECTION 1.14—OPTIONEE

        "Optionee" shall mean an Employee or a Director to whom an Option is granted under the Plan.

SECTION 1.15—PARENT CORPORATION

        "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.16—PLAN

        "Plan" shall mean this Playtex 2003 Stock Option Plan for Directors and Executive and Key Employees of Playtex Products, Inc.

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SECTION 1.17—RULE 16b-3

        "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.18—SECRETARY

        "Secretary" shall mean the Secretary of the Company.

SECTION 1.19—SECURITIES ACT

        "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.20—STOCK APPRECIATION RIGHT

        "Stock Appreciation Right" shall mean a stock appreciation right granted under the Plan.

SECTION 1.21—SUBSIDIARY

        "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.22—TERMINATION OF EMPLOYMENT

        "Termination of Employment" shall mean the time (i) the term of a Director is terminated for any reason or (ii) the employee-employer relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE II

SHARES SUBJECT TO PLAN

SECTION 2.1—SHARES SUBJECT TO PLAN

        The shares of stock subject to Options and Stock Appreciation Rights shall be shares of the Company's $.01 per value Common Stock. Subject to adjustment as provided in Sections 2.3 and 4.6 of the Plan, the aggregate number of such shares which may be issued upon exercise of Options and Stock Appreciation Rights shall not exceed 11,047,785 shares (the sum of (i) 2,000,000 shares, plus (ii) the number of shares of Common Stock of the Company reserved for issuance, but not subject to outstanding or previously exercised Options and Stock Appreciation Rights under the Plan, as in effect immediately prior to the Effective Date, plus (iii) any shares of the Common Stock of the Company that would again become available for grants by reason of Section 2.2 of the Plan). The maximum number of shares with respect to which Options and Stock Appreciation Rights may be granted to any employee under the Plan shall not exceed 4,000,000 in any calendar year or in total; provided, that shares which may be issued upon exercise of Options and Stock Appreciation Rights which expire or

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are canceled (whether pursuant to Section 3.3(b) or otherwise) shall, solely to the extent required by Section 162(m) of the Code, be counted against this limitation.

SECTION 2.2—UNEXERCISED OPTIONS

        If any Option expires or is canceled (other than upon exercise of a related Stock Appreciation Right) without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

SECTION 2.3—EXERCISED STOCK APPRECIATION RIGHTS

        Notwithstanding Section 2.2, to the extent that a Stock Appreciation Right shall have been exercised for cash, the number of shares subject to the related Option, or portion thereof, may again be optioned hereunder, subject to the limitations of Section 2.1.

SECTION 2.4—CHANGES IN COMPANY'S SHARES

        In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purpose of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.

ARTICLE III

GRANTING OF OPTIONS

SECTION 3.1—ELIGIBILITY

        Any Director or executive or other key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options, except as provided in Section 3.2. Any Director who is a member of the Committee shall only be granted options pursuant to Section 3.3(c).

SECTION 3.2—QUALIFICATION OF INCENTIVE STOCK OPTIONS

        No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

SECTION 3.3—GRANTING OF OPTIONS

  (a)
  The Committee shall from time to time, in its absolute discretion:

  (i)
  Determine which Employees are executive or other key Employees and select from among the Directors and the executive or other key Employees (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

  (ii)
  Determine the number of shares to be subject to such Options granted to such selected Directors or executive or other key Employees, and determine whether, in the case of such executive or other key Employees, such Options are to be Incentive Stock Options or Non-Qualified Options; and

  (iii)
  Determine the terms and conditions of such Options, consistent with the Plan.

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  (b)
  Upon the selection of a Director or an executive or other key Employee to be granted an Option pursuant to Section 3.3(a), the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to a Director or an Employee that the Director or Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option, the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, Option period or any other term or condition of the surrendered Option.

  (c)
  The Secretary shall issue to each selected Director,

  (i)
  on the date of commencement of his first term as a Director, a Non-Qualified Option to purchase 9,000 shares of Common Stock, twenty percent of which shall become exercisable on each of the first five anniversaries of the day of grant,

  (ii)
  on the first anniversary of the date of commencement of his first term as a Director, so long as such person is a Director at such time, a Non-Qualified Option to purchase 8,000 shares of Common Stock, twenty-five percent of which shall become exercisable on each of the first four anniversaries of the day of grant, and

  (iii)
  on the second anniversary of the date of commencement of his first term as a Director, so long as such person is a Director at such time, a Non-Qualified Option to purchase 8,000 shares of Common Stock, thirty-three and a third percent of which shall become exercisable on each of the first three anniversaries of the day of grant.

  (iv)
  Non-Qualified Options granted pursuant to this Section 3.3(c), shall have an exercise price per share subject to the Non-Qualified Option equal to the fair market value of a share of the Company's Common Stock, as defined in Section 4.2(b), on the day the Non-Qualified Option was granted.

ARTICLE IV

TERMS OF OPTIONS

SECTION 4.1—OPTION AGREEMENT

        Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

SECTION 4.2—OPTION PRICE

  (a)
  Except with respect to Options granted pursuant to Section 3.3(c), the price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the fair market value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the fair market value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of

5

    Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

  (b)
  For purposes of the Plan, the fair market value of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Company's Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company's Common Stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Company's Common Stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

SECTION 4.3—COMMENCEMENT OF EXERCISABILITY

  (a)
  Except as the Committee may otherwise provide with respect to Options granted to Employees who are not Officers, no Option may be exercised in whole or in part during the first year after such Option is granted.

  (b)
  Except with respect to Options granted pursuant to Section 3.3(c), and subject to the provisions of Sections 4.3(a), 4.3(c), 4.3(d) and 8.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c), 4.3(d) and 8.3, accelerate the time at which such Option or any portion thereof may be exercised.

  (c)
  No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

  (d)
  To the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such options shall be taxed as Non-Qualified Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section 4.3(d), the fair market value of stock shall be determined as of the time the option with respect to such stock is granted.

SECTION 4.4—EXPIRATION OF OPTIONS

  (a)
  No Option may be exercised to any extent by anyone after the first to occur of the following events:

  (i)
  The expiration of ten years from the date the Option was granted; or

  (ii)
  With respect to an Incentive Stock Option in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the

6

      Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Incentive Stock Option was granted; or

    (iii)
    Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said three-month period;

    (iv)
    In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said one-year period; or

    (v)
    The expiration of one year from the date of the Optionee's death.

  (b)
  Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

SECTION 4.5—CONSIDERATION

        The consideration for the granting of an Option shall be the Optionee's continued rendering of services to the Company, a Parent Corporation or a Subsidiary after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

SECTION 4.6—ADJUSTMENTS IN OUTSTANDING OPTIONS

        In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

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SECTION 4.7—MERGER, CONSOLIDATION, ACQUISITION, LIQUIDATION OR DISSOLUTION

        Notwithstanding the provisions of Section 4.6, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of Company's then outstanding voting stock, the acquisition of Common Stock from the Haas Wheat group (the "Purchasers") of 25% or more of the Company's Voting Securities (all such terms as defined in the Stock Purchase Agreement dated March 17, 1995) ("The Agreement"), the change in the majority of the Board of Directors of the Company during any period of two consecutive years (excepting, however, such new directors elected by or nominated by either a majority of all the Directors or a majority of the Directors on either the "Purchaser Nominating Committee" or the "Non-Purchaser Nominating Committee" as such terms are defined by the Agreement, in each case who were either directors at the beginning of such period or were previously so elected or nominated), or the liquidation or dissolution of the Company and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, Board change, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option, but subject to Section 4.3(d).

ARTICLE V

EXERCISE OF OPTIONS

SECTION 5.1—PERSON ELIGIBLE TO EXERCISE

        During the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

        Notwithstanding the foregoing, any Optionee may, at any time after April 1, 1998, transfer any Nonqualified Option or portion thereof to a Permitted Transferee (as defined in (d) below), subject to the following:

  (a)
  Such transfer shall be permitted only if the Optionee does not receive any consideration for the transfer.

  (b)
  Such transfer shall not be effective unless and until the Optionee has furnished the Committee with written notice of the transfer and copies of all documents evidencing the transfer.

  (c)
  Any Nonqualified Option or portion thereof transferred by an Optionee to a Permitted Transferee may be exercised by the Permitted Transferee to the same extent as the Optionee would have been entitled to exercise it, and shall remain subject to all of the terms and conditions that would have applied to such Nonqualified Option under the provisions thereof and this Plan, if the Optionee had not transferred the Nonqualified Option or portion thereof to the Permitted Transferee.

  (d)
  As used herein, the term "Permitted Transferee" shall mean, with respect to any Optionee, (i) one or more members of his or her Immediate Family, (ii) a trust solely for the benefit of the Optionee and/or one or more members of his or her Immediate Family, or (iii) a

8

    partnership or limited liability company whose only partners or members are the Optionee and/or one or more members of his or her Immediate Family. For this purpose, members of an Optionee's "Immediate Family" shall include his or her spouse, children or grandchildren (including adopted children and grandchildren and step-children and step-grandchildren).

    To the extent that the terms of the Stock Option Agreement for any Nonqualified Option granted prior to April 1, 1998 prohibited the transfer of such Nonqualified Option, the terms of such Agreement shall be deemed to be automatically amended effective as of April 1, 1998 to permit such Nonqualified Option to be transferred in accordance with the provisions set forth above

SECTION 5.2—PARTIAL EXERCISE

        At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

SECTION 5.3—MANNER OF EXERCISE

        An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

(a)
Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and
(b)	(i)	Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or
(ii)
With the consent of the Committee, shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company, provided the shares of Common Stock used to exercise the Option shall have been held by the Optionee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option; or
	(iii)	With the consent of the Committee, payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; or
	(iv)	To the extent permitted by applicable law, such other method as permitted by the Committee; or
	(v)	With the consent of the Committee, any combination of the consideration provided in the foregoing subsections (i), (ii), (iii) and (iv); and
(c)
The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Committee, (i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer or (ii) except with respect to Incentive Stock Options and subject to the timing requirements of Section 5.4, shares of the Company's Common Stock issuable to the optionee upon exercise of the Option, valued in accordance with Section 4.2(b) at the date of Option exercise, may be used to make all or part of such payment;

9

(d)
Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and
(e)
In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

SECTION 5.4—CERTAIN TIMING REQUIREMENTS

        Shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences of such exercise only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval of the Committee) made at least six months prior to the payment of such Option price or withholding taxes.

SECTION 5.5—CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

        The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

  (a)
  The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

  (b)
  The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

  (c)
  The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

  (d)
  The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

  (e)
  The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

SECTION 5.6—RIGHTS AS SHAREHOLDERS

        The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

SECTION 5.7—TRANSFER RESTRICTIONS

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        Unless otherwise approved in writing by the Committee, no shares acquired upon exercise of any Option by any Officer may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

ARTICLE VI

STOCK APPRECIATION RIGHTS

SECTION 6.1—GRANT OF STOCK OPTION RIGHTS

        A Stocks Appreciation Right may be granted to any Employee who receives a grant of an Option under the Plan. A Stock Appreciation Right may be granted in connection and simultaneously with the grant of an Option or with respect to a previously granted Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including the following:

  (a)
  A Stock Appreciation Right shall be related to a particular Option and shall be exercisable only to the extent the related Option is exercisable.

  (b)
  A Stock Appreciation Right shall be granted to the Optionee to the maximum extent of 100% of the number of shares subject to the simultaneously or previously granted Option.

  (c)
  A Stock Appreciation Right shall entitle the Optionee (or other person entitled to exercise the Option pursuant to Section 5.1) to surrender unexercised a portion of the Option to which the Stock Appreciation Right relates to the Company and to receive from the Company in exchange therefore an amount, payable in shares of the Company's Common Stock (valued pursuant to Section 4.2 (b)) or, in the discretion of the Committee, in cash, determined by multiplying the lesser of (i) the difference obtained by subtracting the Option exercise price per share of the Company's Common Stock subject to the related Option from the fair market value (as determined under Section 4.2 (b)) of a share of the Company' s Common Stock on the date of exercise of the Stock Appreciation Right or (ii) two times the Option Exercise price per share of the Company's Common Stock subject to the related Option, by the number of shares of the Company's Common Stock subject to the related Option with respect to which the stock Appreciation Right shall have been exercised.

SECTION 6.2—EXERCISE OF STOCK APPRECIATION RIGHTS

  (a)
  Except in the case of death or disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, no Stock Appreciation Right shall be exercisable during the first six months after a Stock Appreciation Right is granted with respect to an outstanding Option.

  (b)
  A Stock Appreciation Right may be exercised for cash only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Employee to receive cash, in whole or in part, upon exercise of his Stock Appreciation Right (subject to the

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    approval of the Committee) made at least six months prior to the exercise of the Stock Appreciation Right.

ARTICLE VII

ADMINISTRATION

SECTION 7.1—STOCK OPTION COMMITTEE

        The Stock Option Committee shall consist of two or more Disinterested Directors, appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

SECTION 7.2—DUTIES AND POWERS OF COMMITTEE

        It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. The Board shall have no right to exercise any of the rights or duties of the Committee under the Plan.

SECTION 7.3—MAJORITY RULE

        The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

SECTION 7.4—COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

        Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

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ARTICLE VIII

OTHER PROVISIONS

SECTION 8.1—OPTIONS AND STOCK APPRECIATION RIGHTS NOT TRANSFERABLE

        No Option, Stock Appreciation Right or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 8.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 8.2—AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

        The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee; PROVIDED that the provisions set forth in Section 3.3(c) of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. However, without approval of the Company's shareholders given within 12 months before or after the action by the Committee, no action of the Committee may, except as provided in Section 2.4, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, materially modify the eligibility requirements of Section 3.1, reduce the minimum Option price requirements of Section 4.2(a), extend the limit imposed in this Section 8.2 on the period during which Options or Stock Appreciation Rights may be granted or amend or modify the Plan in a manner requiring shareholder approval under Rule 16b-3 or Code Section 162(m). Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option or Stock Appreciation Right, alter or impair any rights or obligations under any Option or Stock Appreciation Right theretofore granted. No Option or Stock Appreciation Right may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option or Stock Appreciation Right be granted under this Plan after the first to occur of the following events:

  (a)
  The expiration of five years from the date the Plan is adopted by the Board; or

  (b)
  The expiration of five years from the date the Plan is approved by the Company's shareholders under Section 8.3.

SECTION 8.3—APPROVAL OF PLAN BY SHAREHOLDERS

        This Plan will be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's initial adoption of the Plan. Options and Stock Appreciation Rights may be granted prior to such shareholder approval; provided, however, that such Options and Stock Appreciation Rights shall not be exercisable prior to the time when the Plan is approved by the shareholders; provided, further, that if such approval has not been obtained at the end of said 12-month period, all Options and Stock Appreciation Rights previously granted under the Plan shall thereupon be canceled and become null and void. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3(b) and Code Section 162(m).

SECTION 8.4—EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS

        The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for Directors or employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in

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connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 8.5—TITLES

        Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

SECTION 8.6—CONFORMITY TO SECURITIES AND TAX LAWS

        The Plan is intended to conform to the extent necessary with all provisions of the Securities Act, the Exchange Act and the Code and any and all regulations and rules promulgated by the Securities and Exchange Commission and the United States Treasury thereunder, including without limitation Rule 16b-3 and Regulations adopted pursuant to Code Section 162(m). Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. Without limiting the generality of the foregoing, it is intended that the grant of Options to Directors pursuant to Section 3.3(c) be fixed and automatic and that the Plan be administered in a manner so as to preclude the exercise of any discretion by the Committee with respect to Options granted to Directors pursuant to Section 3.3(c) (other than the limited discretion provided in Sections 2.4 and 4.6, relating to changes in shares and adjustments in outstanding Options, Section 4.1 relating to certain terms and conditions consistent with the Plan, and Sections 5.3(d) and 5.5 relating to compliance with securities laws). Consequently, notwithstanding any provision of the Plan or any award agreement issued hereunder to the contrary, the Committee shall not have the authority to consent to or take any of the discretionary actions set forth in Sections 1.22, 4.4(b), 4.7, 5.2, 5.3(b) (ii), 5.3(b)(iii), 5.3(b)(iv), 5.3(c)(i), 5.3(c)(ii), 5.4(ii) and 5.7 with respect to Options granted to Directors pursuant to Section 3.3(c) and any purported consent or discretionary action shall be deemed null and void and without effect. In conformity with the foregoing, the Option expiration date with respect to Options granted pursuant to Section 3.3(c) shall be determined in accordance with the fixed periods prescribed by Section 4.4(a).

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This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Items 1, 2 and 3.	Please mark your vote as indicated in this example	☒
1.
Election of directors

FOR all nominees listed to the right (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed to the right	INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.
Nominee
☐	☐	1 R. Haas 2 M. Gallagher 3 G. Forbes	4 R. Blum 5 M. Eisenson 6 R. Harris	7 C. Merrifield 8 S. Nowakowski 9 J. Walker	10 W. Walton 11 D. Wheat
2.	The ratification of the appointment of KPMG LLP as independent auditors for the Company for fiscal year 2003.			3.	To approve amendments to and restatement of the 1994 Stock Option Plan for Directors and Executive and Key Employees.			4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
	FOR ☐	AGAINST ☐	ABSTAIN ☐		FOR ☐	AGAINST ☐	ABSTAIN ☐	RECEIPT IS ACKNOWLEDGED OF THE NOTICE AND PROXY STATEMENT FOR THE FOREGOING ANNUAL MEETING AND OF THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 28, 2002.

								PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.
								SIGNATURE
								SIGNATURE IF HELD JOINTLY
								DATED , 2003
								PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

FOLD AND DETACH HERE

Playtex Products, Inc.
300 Nyala Farms Road, Westport, CT 06880
This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned stockholder of Playtex Products, Inc. hereby constitutes and appoints Michael R. Gallagher and Glenn A. Forbes, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution, to vote at the Annual Meeting of Stockholders of the Company to be held on May 15, 2003 (or, if only one shall be present and acting at the Annual Meeting then that one) all of the shares of stock of the Company that the undersigned would be entitled, if personally present, to vote at the Annual Meeting and at any adjournment thereof.

FOLD AND DETACH HERE

QuickLinks

PLAYTEX PRODUCTS, INC. 300 NYALA FARMS ROAD WESTPORT, CONNECTICUT 06880 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 15, 2003
ANNUAL MEETING OF STOCKHOLDERS
ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN TRANSACTIONS
EXECUTIVE COMPENSATION
RATIFICATION OF SELECTION OF AUDITORS
APPROVAL OF AMENDMENTS TO AND RESTATEMENT OF THE PLAYTEX 1994 STOCK OPTION PLAN FOR DIRECTORS AND EXECUTIVE AND KEY EMPLOYEES
OTHER MATTERS
STOCKHOLDER NOMINATIONS AND PROPOSALS
FORM OF PLAYTEX 2003 STOCK OPTION PLAN FOR DIRECTORS AND EXECUTIVE AND KEY EMPLOYEES OF PLAYTEX PRODUCTS, INC.
ARTICLE I DEFINITIONS
ARTICLE II SHARES SUBJECT TO PLAN
ARTICLE III GRANTING OF OPTIONS
ARTICLE IV TERMS OF OPTIONS
ARTICLE V EXERCISE OF OPTIONS
ARTICLE VI STOCK APPRECIATION RIGHTS
ARTICLE VII ADMINISTRATION
ARTICLE VIII OTHER PROVISIONS